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Exhibit 24.1

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below severally constitutes and appoints Patrick G. Ryan, David P. Bolger, Michael D. O'Halleran and Raymond I. Skilling, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 (the "Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act"), for the registration of up to (i) $300,000,000 of 3 1/2% Senior Convertible Debentures due 2012 of Aon Corporation ("the Company") and (ii) 13,969,740 shares of common stock, par value $1.00 per share of the Company, and any and all amendments and supplements thereto or to the prospectus contained therein (including all pre-effective and post-effective amendments), and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and any and all documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has signed his name effective as of June 25, 2003.

/s/ P.J. KALFF P.J. Kalff

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below severally constitutes and appoints Patrick G. Ryan, David P. Bolger, Michael D. O'Halleran and Raymond I. Skilling, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 (the "Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act"), for the registration of up to (i) $300,000,000 of 3 1/2% Senior Convertible Debentures due 2012 of Aon Corporation ("the Company") and (ii) 13,969,740 shares of common stock, par value $1.00 per share of the Company, and any and all amendments and supplements thereto or to the prospectus contained therein (including all pre-effective and post-effective amendments), and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and any and all documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has signed his name effective as of June 24, 2003.

/s/ J. MICHAEL LOSH J. Michael Losh

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  Exhibit 24.1
POWER OF ATTORNEY
POWER OF ATTORNEY